The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $361
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $230
Janus Adviser Balanced Fund $9,491
Janus Adviser Flexible Bond Fund $1,484
Janus Adviser International Growth Fund $16,256
Janus Adviser Money Market Fund $334
Janus Adviser Forty Fund $1,495
Janus Adviser Fundamental Equity Fund $45
Janus Adviser Growth and Income Fund $1,477
Janus Adviser INTECH Risk-Managed Growth Fund $395
Janus Adviser INTECH Risk-Managed Core Fund $166
Janus Adviser Mid Cap Value Fund $991
Janus Adviser Small Company Value Fund $1
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $50
Janus Adviser Orion Fund $2
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $121
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $73
Janus Adviser INTECH Risk-Managed International Fund $32
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $381
Janus Adviser Flexible Bond Fund $226
Janus Adviser International Growth Fund $1,937
Janus Adviser Money Market Fund $26
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $71
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $133
Janus Adviser Mid Cap Value Fund $248
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $62
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $9
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $159
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $74
Janus Adviser INTECH Risk-Managed International Fund $24
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $42
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $7
Janus Adviser Balanced Fund $688
Janus Adviser Flexible Bond Fund $373
Janus Adviser International Growth Fund $3,816
Janus Adviser Money Market Fund $19
Janus Adviser Forty Fund $1,823
Janus Adviser Fundamental Equity Fund $65
Janus Adviser Growth and Income Fund $841
Janus Adviser INTECH Risk-Managed Growth Fund $277
Janus Adviser INTECH Risk-Managed Core Fund $549
Janus Adviser Mid Cap Value Fund $4,998
Janus Adviser Small Company Value Fund $16
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $90
Janus Adviser Orion Fund $27
Janus Adviser INTECH Risk-Managed Value Fund $7
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $430
Janus Adviser International Equity Fund $6
Janus Adviser Floating Rate High Income Fund $75
Janus Adviser INTECH Risk-Managed International Fund $37
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $1
Janus Adviser Balanced Fund $30
Janus Adviser Flexible Bond Fund $6
Janus Adviser International Growth Fund $460
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $35
Janus Adviser INTECH Risk-Managed Growth Fund $1
Janus Adviser INTECH Risk-Managed Core Fund $7
Janus Adviser Mid Cap Value Fund $43
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $48
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $362
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $158
Janus Adviser Balanced Fund $393
Janus Adviser Flexible Bond Fund $23
Janus Adviser International Growth Fund $1,811
Janus Adviser Forty Fund $1,141
Janus Adviser Fundamental Equity Fund $4
Janus Adviser Growth and Income Fund $25
Janus Adviser INTECH Risk-Managed Growth Fund $8,969
Janus Adviser INTECH Risk-Managed Core Fund $1,506
Janus Adviser Mid Cap Value Fund $4,148
Janus Adviser Small Company Value Fund $1
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $8
Janus Adviser Orion Fund $2
Janus Adviser INTECH Risk-Managed Value Fund $639
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $325
Janus Adviser International Equity Fund $134
Janus Adviser Floating Rate High Income Fund $101
Janus Adviser INTECH Risk-Managed International Fund $44
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

Institutional-Class
Janus Institutional Money Market Fund $338,304
Janus Institutional Government Money Market Fund $48,025

Service-Class
Janus Institutional Money Market Fund $4,292
Janus Institutional Government Money Market Fund $6,425

Primary-Class
Janus Institutional Money Market Fund $4
Janus Institutional Government Money Market Fund $3

Select-Class
Janus Institutional Money Market Fund $4
Janus Institutional Government Money Market Fund $4

Premium-Class
Janus Institutional Money Market Fund $4,170
Janus Institutional Government Money Market Fund $4

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $39,942
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $78,900
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $534
Janus Adviser Fundamental Equity Fund $4,087
Janus Adviser Growth and Income Fund $23,096
Janus Adviser INTECH Risk-Managed Growth Fund $6,544
Janus Adviser INTECH Risk-Managed Core Fund $630
Janus Adviser Mid Cap Value Fund $4,090
Janus Adviser Small Company Value Fund $1,387
Janus Adviser Contrarian Fund $150
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $5
Janus Adviser INTECH Risk-Managed Value Fund $6
Janus Adviser Small-Mid Growth Fund $41
Janus Adviser Long/Short Fund $342
Janus Adviser International Equity Fund $3
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,575
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $12,336
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $42
Janus Adviser Fundamental Equity Fund $1,102
Janus Adviser Growth and Income Fund $1,485
Janus Adviser INTECH Risk-Managed Growth Fund $636
Janus Adviser INTECH Risk-Managed Core Fund $654
Janus Adviser Mid Cap Value Fund $2,017
Janus Adviser Small Company Value Fund $125
Janus Adviser Contrarian Fund $1,123
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $18
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $121
Janus Adviser Long/Short Fund $512
Janus Adviser International Equity Fund $6
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,698
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $14,919
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $152
Janus Adviser Fundamental Equity Fund $1,470
Janus Adviser Growth and Income Fund $11,679
Janus Adviser INTECH Risk-Managed Growth Fund $2,294
Janus Adviser INTECH Risk-Managed Core Fund $1,131
Janus Adviser Mid Cap Value Fund $16,350
Janus Adviser Small Company Value Fund $540
Janus Adviser Contrarian Fund $878
Janus Adviser High-Yield Fund $2
Janus Adviser Orion Fund $29
Janus Adviser INTECH Risk-Managed Value Fund $12
Janus Adviser Small-Mid Growth Fund $185
Janus Adviser Long/Short Fund $1,039
Janus Adviser International Equity Fund $8
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $56
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $2,145
Janus Adviser Forty Fund $6
Janus Adviser Fundamental Equity Fund $10
Janus Adviser Growth and Income Fund $582
Janus Adviser INTECH Risk-Managed Growth Fund $9
Janus Adviser INTECH Risk-Managed Core Fund $17
Janus Adviser Mid Cap Value Fund $190
Janus Adviser Small Company Value Fund $253
Janus Adviser Contrarian Fund $24
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $3
Janus Adviser INTECH Risk-Managed Value Fund $8
Janus Adviser Small-Mid Growth Fund $97
Janus Adviser Long/Short Fund $6
Janus Adviser International Equity Fund $3

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,340
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $6,508
Janus Adviser Forty Fund $47
Janus Adviser Fundamental Equity Fund $79
Janus Adviser Growth and Income Fund $329
Janus Adviser INTECH Risk-Managed Growth Fund $55,400
Janus Adviser INTECH Risk-Managed Core Fund $2,732
Janus Adviser Mid Cap Value Fund $11,528
Janus Adviser Small Company Value Fund $22
Janus Adviser Contrarian Fund $105
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $2
Janus Adviser INTECH Risk-Managed Value Fund $1,012
Janus Adviser Small-Mid Growth Fund $75
Janus Adviser Long/Short Fund $718
Janus Adviser International Equity Fund $114
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0
Janus Adviser Global Research Fund $0
Janus Adviser Global Real Estate Fund $0
Janus Adviser International Forty Fund $0

Institutional-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $18

Service-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $1

Primary-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Select-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Premium-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0581
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0653
Janus Adviser Balanced Fund $0.5230
Janus Adviser Flexible Bond Fund $0.4881
Janus Adviser International Growth Fund $0.6871
Janus Adviser Money Market Fund $0.0310
Janus Adviser Forty Fund $0.0168
Janus Adviser Fundamental Equity Fund $0.0171
Janus Adviser Growth and Income Fund $0.1974
Janus Adviser INTECH Risk-Managed Growth Fund $0.0385
Janus Adviser INTECH Risk-Managed Core Fund $0.1128
Janus Adviser Mid Cap Value Fund $0.1921
Janus Adviser Small Company Value Fund $0.0006
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.6834
Janus Adviser Orion Fund $0.0139
Janus Adviser INTECH Risk-Managed Value Fund $0.1025
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0208
Janus Adviser International Equity Fund $0.0075
Janus Adviser Floating Rate High Income Fund $0.5449
Janus Adviser INTECH Risk-Managed International Fund $0.1286
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.4156
Janus Adviser Flexible Bond Fund $0.4240
Janus Adviser International Growth Fund $0.5237
Janus Adviser Money Market Fund $0.0335
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.1463
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0874
Janus Adviser Mid Cap Value Fund $0.0976
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.6365
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0772
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0183
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.5217
Janus Adviser INTECH Risk-Managed International Fund $0.0954
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.1500
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1136
Janus Adviser Balanced Fund $0.5861
Janus Adviser Flexible Bond Fund $0.5190
Janus Adviser International Growth Fund $0.8529
Janus Adviser Money Market Fund $0.0335
Janus Adviser Forty Fund $0.0717
Janus Adviser Fundamental Equity Fund $0.0684
Janus Adviser Growth and Income Fund $0.2274
Janus Adviser INTECH Risk-Managed Growth Fund $0.0769
Janus Adviser INTECH Risk-Managed Core Fund $0.2080
Janus Adviser Mid Cap Value Fund $0.2424
Janus Adviser Small Company Value Fund $0.0215
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.7056
Janus Adviser Orion Fund $0.0307
Janus Adviser INTECH Risk-Managed Value Fund $0.1251
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0243
Janus Adviser International Equity Fund $0.0367
Janus Adviser Floating Rate High Income Fund $0.5567
Janus Adviser INTECH Risk-Managed International Fund $0.1455
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.1345
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0365
Janus Adviser Balanced Fund $0.5303
Janus Adviser Flexible Bond Fund $0.4569
Janus Adviser International Growth Fund $0.7144
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0282
Janus Adviser Growth and Income Fund $0.1793
Janus Adviser INTECH Risk-Managed Growth Fund $0.0611
Janus Adviser INTECH Risk-Managed Core Fund $0.1627
Janus Adviser Mid Cap Value Fund $0.1819
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.6599
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0894
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0037
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.1866
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1433
Janus Adviser Balanced Fund $0.6325
Janus Adviser Flexible Bond Fund $0.5495
Janus Adviser International Growth Fund $0.9281
Janus Adviser Forty Fund $0.1460
Janus Adviser Fundamental Equity Fund $0.0773
Janus Adviser Growth and Income Fund $0.2547
Janus Adviser INTECH Risk-Managed Growth Fund $0.1032
Janus Adviser INTECH Risk-Managed Core Fund $0.2362
Janus Adviser Mid Cap Value Fund $0.2853
Janus Adviser Small Company Value Fund $0.0356
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.7300
Janus Adviser Orion Fund $0.0421
Janus Adviser INTECH Risk-Managed Value Fund $0.1424
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0266
Janus Adviser International Equity Fund $0.0576
Janus Adviser Floating Rate High Income Fund $0.5681
Janus Adviser INTECH Risk-Managed International Fund $0.1621
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0398
Janus Institutional Government Money Market Fund $0.0361

Service-Class
Janus Institutional Money Market Fund $0.0373
Janus Institutional Government Money Market Fund $0.0336

Primary-Class
Janus Institutional Money Market Fund $0.0366
Janus Institutional Government Money Market Fund $0.0326

Select-Class
Janus Institutional Money Market Fund $0.0381
Janus Institutional Government Money Market Fund $0.0341

Premium-Class
Janus Institutional Money Market Fund $0.0398
Janus Institutional Government Money Market Fund $0.0358

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $2.2844
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $3.3348
Janus Adviser Forty Fund $0.0060
Janus Adviser Fundamental Equity Fund $1.5513
Janus Adviser Growth and Income Fund $3.1825
Janus Adviser INTECH Risk-Managed Growth Fund $0.6373
Janus Adviser INTECH Risk-Managed Core Fund $0.4284
Janus Adviser Mid Cap Value Fund $0.7929
Janus Adviser Small Company Value Fund $0.7297
Janus Adviser Contrarian Fund $0.1423
Janus Adviser High-Yield Fund $0.0163
Janus Adviser Orion Fund $0.0333
Janus Adviser INTECH Risk-Managed Value Fund $0.2258
Janus Adviser Small-Mid Growth Fund $1.2094
Janus Adviser Long/Short Fund $0.0588
Janus Adviser International Equity Fund $0.0490
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000
Janus Adviser Global Research Fund $0.0000
Janus Adviser Global Real Estate Fund $0.0000
Janus Adviser International Forty Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Service-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Primary-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Select-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Premium-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $5,201
Janus Adviser Mid Cap Growth Fund $5,443
Janus Adviser Worldwide Fund $3,001
Janus Adviser Balanced Fund $19,539
Janus Adviser Flexible Bond Fund $3,072
Janus Adviser International Growth Fund $25,916
Janus Adviser Money Market Fund $9,950
Janus Adviser Forty Fund $99,086
Janus Adviser Fundamental Equity Fund $2,316
Janus Adviser Growth and Income Fund $7,202
Janus Adviser INTECH Risk-Managed Growth Fund $5,540
Janus Adviser INTECH Risk-Managed Core Fund $996
Janus Adviser Mid Cap Value Fund $8,623
Janus Adviser Small Company Value Fund $1,941
Janus Adviser Contrarian Fund $660
Janus Adviser High-Yield Fund $77
Janus Adviser Orion Fund $915
Janus Adviser INTECH Risk-Managed Value Fund $26
Janus Adviser Small-Mid Growth Fund $34
Janus Adviser Long/Short Fund $2,750
Janus Adviser International Equity Fund $295
Janus Adviser Floating Rate High Income Fund $139
Janus Adviser INTECH Risk-Managed International Fund $253
Janus Adviser Global Research Fund $50
Janus Adviser Global Real Estate Fund $50
Janus Adviser International Forty Fund $25

C-Shares
Janus Adviser Large Cap Growth Fund $192
Janus Adviser Mid Cap Growth Fund $551
Janus Adviser Worldwide Fund $40
Janus Adviser Balanced Fund $1,701
Janus Adviser Flexible Bond Fund $1,031
Janus Adviser International Growth Fund $3,870
Janus Adviser Money Market Fund $1,973
Janus Adviser Forty Fund $13,869
Janus Adviser Fundamental Equity Fund $777
Janus Adviser Growth and Income Fund $440
Janus Adviser INTECH Risk-Managed Growth Fund $704
Janus Adviser INTECH Risk-Managed Core Fund $1,226
Janus Adviser Mid Cap Value Fund $3,268
Janus Adviser Small Company Value Fund $164
Janus Adviser Contrarian Fund $10,891
Janus Adviser High-Yield Fund $105
Janus Adviser Orion Fund $862
Janus Adviser INTECH Risk-Managed Value Fund $35
Janus Adviser Small-Mid Growth Fund $104
Janus Adviser Long/Short Fund $19,784
Janus Adviser International Equity Fund $1,462
Janus Adviser Floating Rate High Income Fund $162
Janus Adviser INTECH Risk-Managed International Fund $255
Janus Adviser Global Research Fund $90
Janus Adviser Global Real Estate Fund $53
Janus Adviser International Forty Fund $27

A-Shares
Janus Adviser Large Cap Growth Fund $387
Janus Adviser Mid Cap Growth Fund $1,910
Janus Adviser Worldwide Fund $78
Janus Adviser Balanced Fund $2,568
Janus Adviser Flexible Bond Fund $1,272
Janus Adviser International Growth Fund $5,773
Janus Adviser Money Market Fund $2,692
Janus Adviser Forty Fund $41,200
Janus Adviser Fundamental Equity Fund $1,125
Janus Adviser Growth and Income Fund $3,165
Janus Adviser INTECH Risk-Managed Growth Fund $2,658
Janus Adviser INTECH Risk-Managed Core Fund $2,107
Janus Adviser Mid Cap Value Fund $27,883
Janus Adviser Small Company Value Fund $779
Janus Adviser Contrarian Fund $13,065
Janus Adviser High-Yield Fund $140
Janus Adviser Orion Fund $2,301
Janus Adviser INTECH Risk-Managed Value Fund $104
Janus Adviser Small-Mid Growth Fund $167
Janus Adviser Long/Short Fund $35,437
Janus Adviser International Equity Fund $6,395
Janus Adviser Floating Rate High Income Fund $243
Janus Adviser INTECH Risk-Managed International Fund $259
Janus Adviser Global Research Fund $297
Janus Adviser Global Real Estate Fund $54
Janus Adviser International Forty Fund $35

R-Shares
Janus Adviser Large Cap Growth Fund $16
Janus Adviser Mid Cap Growth Fund $449
Janus Adviser Worldwide Fund $20
Janus Adviser Balanced Fund $180
Janus Adviser Flexible Bond Fund $14
Janus Adviser International Growth Fund $1,356
Janus Adviser Forty Fund $2,600
Janus Adviser Fundamental Equity Fund $109
Janus Adviser Growth and Income Fund $222
Janus Adviser INTECH Risk-Managed Growth Fund $13
Janus Adviser INTECH Risk-Managed Core Fund $41
Janus Adviser Mid Cap Value Fund $1,006
Janus Adviser Small Company Value Fund $340
Janus Adviser Contrarian Fund $216
Janus Adviser High-Yield Fund $76
Janus Adviser Orion Fund $94
Janus Adviser INTECH Risk-Managed Value Fund $38
Janus Adviser Small-Mid Growth Fund $85
Janus Adviser Long/Short Fund $8
Janus Adviser International Equity Fund $66

I-Shares
Janus Adviser Large Cap Growth Fund $1,785
Janus Adviser Mid Cap Growth Fund $8,136
Janus Adviser Worldwide Fund $989
Janus Adviser Balanced Fund $896
Janus Adviser Flexible Bond Fund $38
Janus Adviser International Growth Fund $3,069
Janus Adviser Forty Fund $19,679
Janus Adviser Fundamental Equity Fund $88
Janus Adviser Growth and Income Fund $100
Janus Adviser INTECH Risk-Managed Growth Fund $95,299
Janus Adviser INTECH Risk-Managed Core Fund $4,476
Janus Adviser Mid Cap Value Fund $20,051
Janus Adviser Small Company Value Fund $165
Janus Adviser Contrarian Fund $1,394
Janus Adviser High-Yield Fund $12
Janus Adviser Orion Fund $117
Janus Adviser INTECH Risk-Managed Value Fund $6,405
Janus Adviser Small-Mid Growth Fund $68
Janus Adviser Long/Short Fund $19,602
Janus Adviser International Equity Fund $5,938
Janus Adviser Floating Rate High Income Fund $191
Janus Adviser INTECH Risk-Managed International Fund $286
Janus Adviser Global Research Fund $82
Janus Adviser Global Real Estate Fund $616
Janus Adviser International Forty Fund $73

Institutional-Class
Janus Institutional Money Market Fund $6,455,652
Janus Institutional Government Money Market Fund $1,964,839

Service-Class
Janus Institutional Money Market Fund $109,397
Janus Institutional Government Money Market Fund $164,307

Primary-Class
Janus Institutional Money Market Fund $106
Janus Institutional Government Money Market Fund $105

Select-Class
Janus Institutional Money Market Fund $106
Janus Institutional Government Money Market Fund $106

Premium-Class
Janus Institutional Money Market Fund $184,883
Janus Institutional Government Money Market Fund $106

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $23.56
Janus Adviser Mid Cap Growth Fund $35.24
Janus Adviser Worldwide Fund $29.44
Janus Adviser Balanced Fund $24.91
Janus Adviser Flexible Bond Fund $11.96
Janus Adviser International Growth Fund $57.71
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $39.47
Janus Adviser Fundamental Equity Fund $17.01
Janus Adviser Growth and Income Fund $13.30
Janus Adviser INTECH Risk-Managed Growth Fund $12.81
Janus Adviser INTECH Risk-Managed Core Fund $12.87
Janus Adviser Mid Cap Value Fund $17.78
Janus Adviser Small Company Value Fund $13.39
Janus Adviser Contrarian Fund $12.90
Janus Adviser High-Yield Fund $8.88
Janus Adviser Orion Fund $14.57
Janus Adviser INTECH Risk-Managed Value Fund $9.86
Janus Adviser Small-Mid Growth Fund $11.81
Janus Adviser Long/Short Fund $11.52
Janus Adviser International Equity Fund $11.62
Janus Adviser Floating Rate High Income Fund $8.99
Janus Adviser INTECH Risk-Managed International Fund $8.95
Janus Adviser Global Research Fund $8.87
Janus Adviser Global Real Estate Fund $8.63
Janus Adviser International Forty Fund $9.11

C-Shares
Janus Adviser Large Cap Growth Fund $23.39
Janus Adviser Mid Cap Growth Fund $34.52
Janus Adviser Worldwide Fund $29.55
Janus Adviser Balanced Fund $25.25
Janus Adviser Flexible Bond Fund $11.92
Janus Adviser International Growth Fund $58.29
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $38.78
Janus Adviser Fundamental Equity Fund $16.73
Janus Adviser Growth and Income Fund $13.28
Janus Adviser INTECH Risk-Managed Growth Fund $12.45
Janus Adviser INTECH Risk-Managed Core Fund $12.56
Janus Adviser Mid Cap Value Fund $17.50
Janus Adviser Small Company Value Fund $13.01
Janus Adviser Contrarian Fund $12.73
Janus Adviser High-Yield Fund $8.87
Janus Adviser Orion Fund $14.37
Janus Adviser INTECH Risk-Managed Value Fund $9.78
Janus Adviser Small-Mid Growth Fund $11.63
Janus Adviser Long/Short Fund $11.40
Janus Adviser International Equity Fund $11.37
Janus Adviser Floating Rate High Income Fund $8.97
Janus Adviser INTECH Risk-Managed International Fund $8.93
Janus Adviser Global Research Fund $8.84
Janus Adviser Global Real Estate Fund $8.61
Janus Adviser International Forty Fund $9.10

A-Shares
Janus Adviser Large Cap Growth Fund $23.66
Janus Adviser Mid Cap Growth Fund $35.60
Janus Adviser Worldwide Fund $29.43
Janus Adviser Balanced Fund $24.64
Janus Adviser Flexible Bond Fund $11.96
Janus Adviser International Growth Fund $57.75
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $39.79
Janus Adviser Fundamental Equity Fund $17.12
Janus Adviser Growth and Income Fund $13.20
Janus Adviser INTECH Risk-Managed Growth Fund $12.88
Janus Adviser INTECH Risk-Managed Core Fund $12.88
Janus Adviser Mid Cap Value Fund $17.81
Janus Adviser Small Company Value Fund $13.51
Janus Adviser Contrarian Fund $12.99
Janus Adviser High-Yield Fund $8.88
Janus Adviser Orion Fund $14.67
Janus Adviser INTECH Risk-Managed Value Fund $9.88
Janus Adviser Small-Mid Growth Fund $11.91
Janus Adviser Long/Short Fund $11.54
Janus Adviser International Equity Fund $11.53
Janus Adviser Floating Rate High Income Fund $9.00
Janus Adviser INTECH Risk-Managed International Fund $8.97
Janus Adviser Global Research Fund $8.89
Janus Adviser Global Real Estate Fund $8.65
Janus Adviser International Forty Fund $9.11

R-Shares
Janus Adviser Large Cap Growth Fund $23.28
Janus Adviser Mid Cap Growth Fund $34.92
Janus Adviser Worldwide Fund $29.19
Janus Adviser Balanced Fund $24.73
Janus Adviser Flexible Bond Fund $11.95
Janus Adviser International Growth Fund $57.38
Janus Adviser Forty Fund $39.07
Janus Adviser Fundamental Equity Fund $16.80
Janus Adviser Growth and Income Fund $13.07
Janus Adviser INTECH Risk-Managed Growth Fund $12.66
Janus Adviser INTECH Risk-Managed Core Fund $12.72
Janus Adviser Mid Cap Value Fund $17.71
Janus Adviser Small Company Value Fund $13.26
Janus Adviser Contrarian Fund $12.83
Janus Adviser High-Yield Fund $8.87
Janus Adviser Orion Fund $14.48
Janus Adviser INTECH Risk-Managed Value Fund $9.83
Janus Adviser Small-Mid Growth Fund $11.71
Janus Adviser Long/Short Fund $10.89
Janus Adviser International Equity Fund $11.40

I-Shares
Janus Adviser Large Cap Growth Fund $25.86
Janus Adviser Mid Cap Growth Fund $35.72
Janus Adviser Worldwide Fund $29.47
Janus Adviser Balanced Fund $24.50
Janus Adviser Flexible Bond Fund $11.94
Janus Adviser International Growth Fund $57.89
Janus Adviser Forty Fund $39.79
Janus Adviser Fundamental Equity Fund $17.13
Janus Adviser Growth and Income Fund $13.23
Janus Adviser INTECH Risk-Managed Growth Fund $12.84
Janus Adviser INTECH Risk-Managed Core Fund $12.83
Janus Adviser Mid Cap Value Fund $17.78
Janus Adviser Small Company Value Fund $13.56
Janus Adviser Contrarian Fund $13.05
Janus Adviser High-Yield Fund $8.87
Janus Adviser Orion Fund $14.74
Janus Adviser INTECH Risk-Managed Value Fund $9.91
Janus Adviser Small-Mid Growth Fund $11.98
Janus Adviser Long/Short Fund $11.60
Janus Adviser International Equity Fund $11.52
Janus Adviser Floating Rate High Income Fund $9.01
Janus Adviser INTECH Risk-Managed International Fund $8.98
Janus Adviser Global Research Fund $8.91
Janus Adviser Global Real Estate Fund $8.66
Janus Adviser International Forty Fund $9.11


Institutional-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Service-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Primary-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Select-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Premium-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00